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                                                                   EXHIBIT 10.55

Prepared By and Return To:

Igal Knobler, Esquire
Broad and Cassel
Barnett Bank Center
P.O. Box 4961
Orlando, Florida  32802-4961




                      COLLATERAL ASSIGNMENT OF NONRECOURSE
                  PURCHASE MONEY PROMISSORY NOTE AND MORTGAGE

         THIS COLLATERAL ASSIGNMENT (hereinafter referred to as the "Assignment") is made as of the 5th day of May, 1995 by MAJOR REALTY CORPORATION, a Delaware corporation, whose address is 5728 Major Boulevard, Suite 306, Orlando, Florida 32819-7996 (hereinafter referred to as "Borrower"), to and in favor of PNC BANK, KENTUCKY, INC., a Kentucky corporation, whose address is 201 South Orange Avenue, Barnett Plaza, Suite 750, Orlando, Florida 32801 (hereinafter referred to as the "Lender");

                              W I T N E S S E T H:

         WHEREAS, Lender and Borrower entered into that certain Loan Agreement dated as of October 11, 1989, as modified by that certain Amendment to Loan Agreement dated as of November 30, 1990, as further modified by that Second Amendment to Loan Agreement dated as of August 29, 1991, as further modified by that certain Third Amendment to Loan Agreement dated as of January 31, 1994 and as further modified by that certain Fourth Amendment to Loan Agreement dated as of January 31, 1995 (hereinafter together referred to as the "Loan Agreement") for the purpose of evidencing the terms and conditions subject to which Lender made a loan to Borrower in the original principal sum of SIXTEEN MILLION AND NO/100 DOLLARS ($16,000,000.00) (hereinafter referred to as the "Loan"); and

         WHEREAS, the Loan is evidenced by that certain Mortgage Note executed by Borrower to and in favor of Lender dated October 11, 1989, as modified by that certain Amendment to Mortgage Note dated as of August 29, 1991, as further modified by that certain Second Amendment to Mortgage Note dated as of January 31, 1994 and as further modified by that certain Third Amendment to Mortgage Note dated as of January 31, 1995 (hereinafter together referred to as the "Note"); and

         WHEREAS, the Loan is secured by that certain Mortgage Deed and Security Agreement executed by Borrower to and in favor of Lender dated October 11, 1989 and recorded on October 12, 1989 in Official Records Book 4123, Page 1379, as modified by that certain Amendment to Mortgage Deed and Security Agreement dated August 29, 1991 and recorded on August 30, 1991 in Official Records Book 4321, Page 983, as further modified by that certain Notice of Limitation of Future Advances recorded on March 30, 1992 in Official Records Book





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4391, Page 3509, as further modified by that certain Modification of Mortgage and Security Agreement dated October 5, 1992 and recorded on October 7, 1992 in Official Records Book 4471, Page 2237, as further modified by that certain Amendment to Mortgage Deed and Security Agreement dated as of January 31, 1994 and recorded March 1, 1994, in Official Records Book 4705, Page 657, and as further modified by that certain Amendment to Mortgage Deed and Security Agreement dated as of January 31, 1995 and recorded February 2, 1995 in Official Records Book 4851, Page 969, all among the Public Records of Orange County, Florida (hereinafter together referred to as the "Mortgage"); and

         WHEREAS, the Fourth Amendment to Loan Agreement established certain release prices for the land encumbered by the Mortgage; and

         WHEREAS, Borrower has requested that Lender release approximately 5.12 acres of land located in Major Center 2 from the lien of its Mortgage upon receipt of a partial payment of the release price set forth in Paragraph 3.5 a. of the Fourth Amendment to Loan Agreement (the "Release Price") for said 5.12 acre parcel; and

         WHEREAS, Lender has agreed to release the Property from the lien of its Mortgage upon receipt of a partial payment of the Release Price and the delivery of this Assignment.

         NOW THEREFORE, for and in consideration of the Premises hereof and of other good and valuable consideration, Borrower and Lender do hereby covenant, stipulate and agree as follows:

         1. Assignment. Borrower does hereby ASSIGN, TRANSFER, CONVEY, SET OVER and DELIVER without recourse (except as expressly provided herein) unto the Lender, its successors and assigns, the following:

                 a. All of Borrower's right, title and interest in and to that certain Nonrecourse Purchase Money Promissory Note (hereinafter referred to as the "Security Note") made by Bara Vineland, Inc., a Florida Corporation (hereinafter referred to as the "Maker") to and in favor of Borrower dated May 5, 1995 in the original principal sum of ONE MILLION THREE HUNDRED TEN THOUSAND AND NO/100 DOLLARS ($1,310,000.00), being due and payable in a single balloon payment at final maturity on May 5, 1996;

                 b. All of Borrower's right, title and interest in and to that certain Nonrecourse Purchase Money Mortgage from Maker to Borrower dated May 5, 1995 and recorded on May 5, 1995 under Clerk's Number 5222217 in the Public Records of Orange County, Florida, which secures the payment of the Security Note, together with all right, title and interest of the Borrower in and to the property conveyed thereby, together with all rights and powers of enforcement and collection thereof and thereunder (hereinafter referred to as the "Security Mortgage"); the legal





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         description of the lands encumbered by the Security Mortgage is set forth on Exhibit "A" attached hereto and made a part hereof (hereinafter referred to as the "Mortgaged Property");

                 c. The immediate and continuing right to collect and receive all of the proceeds, income, receipts, revenues, issues and profits now due or which may become due or to which Borrower may now or hereinafter become entitled or may demand or claim, arising or issuing from the Security Note or out of the Security Mortgage or from or out of the Mortgaged Property, and all rights and claims of any kind which Borrower may have against the Maker under such Security Mortgage or any occupants of the Mortgaged Property, (all such moneys, rights and claims in this paragraph described being hereinafter referred to as "Proceeds"); and

                 d. The indebtedness and obligations secured by the Security Mortgage, and the right to collect and receive all money and property due under the Security Note and Security Mortgage.

         2. Collections by Lender. Although it is the intention of the Borrower and Lender that this instrument shall be a present assignment, it is expressly understood and agreed, anything herein contained to the contrary notwithstanding, that the Lender shall not exercise any of the rights or powers herein conferred upon Lender until a default shall occur under the terms and provisions of this Assignment or of the Note, Mortgage, Loan Agreement or Other Loan Documents (as hereinafter defined). Upon the occurrence of any such default, the Lender shall be entitled, upon notice to the Maker, to the receipt of all amounts due and owing pursuant and on account of the Security Note, the Security Mortgage and the Proceeds assigned hereunder, and this Assignment shall constitute a direction to and full authority to the Maker to pay all such amounts to the Lender without proof of the default relied upon.

         3. Security Agreement. This Agreement shall constitute a Security Agreement under the Uniform Commercial Code of the State of Florida. All those items described in Paragraph 1 above shall be and are hereby granted by Borrower to Lender as collateral to secure Borrower's payment and performance of the following obligations (hereinafter referred to as the "Obligations"):

                 a. The full and prompt payment by the Borrower when due of the principal indebtedness and all interest and other sums evidenced and represented by the Note, together with all accrued interest and other moneys owing thereon, in accordance with the terms of the Note;

                 b. The full and prompt payment and performance by the Borrower of all of its obligations set forth in the Mortgage; and





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                 c.       The full and prompt payment and performance by the
         Borrower of all of its obligations set forth in the Loan Agreement and any and all other loan documents executed by Borrower or Lender in connection therewith (hereinafter together referred to as the "Other Loan Documents")

         4. Payment of Costs and Expenses. This Assignment shall also secure the full and prompt payment, on demand by the Lender, of any and all costs and expenses (including reasonable attorneys' fees at the trial and appellate levels, and whether suit be brought or not), incurred by the Lender in connection with the Note, Mortgage, Loan Agreement, Other Loan Documents and this Assignment, including, without limitation, all expenses incurred by Lender in the protection of the Security Mortgage, the Security Note and Proceeds, the collection of the indebtedness evidenced by the Note, Mortgage, Loan Agreement and Other Loan Documents, and the exercise or enforcement of any rights and remedies available to the Borrower under the Security Mortgage or the Security Note, and any other document or instrument now or hereafter evidencing, securing, or otherwise in any way relating thereto, including all costs, expenses and fees charged or incurred by Lender hereunder. Any such costs and expenses not paid by Borrower to the Lender on demand of the Lender as aforesaid shall bear interest at the highest rate allowed by law until paid and the payment thereof shall be an additional obligation of Borrower hereunder.

         5. Events of Default. The Borrower shall be in default and it shall be deemed an Event of Default hereunder, upon the occurrence of any one or more of the following events, to-wit: (a) the encumbrance, sale or disposition or attempted encumbrance, sale or disposition of the Security Mortgage, the Security Note, or the Proceeds; (b) the levy, seizure or attachment of or on the Security Mortgage, the Security Note or the Proceeds or any part thereof; (c) the breach of any warranty or the untruth or material inaccuracy, whether or not intentional, of any representation made by Borrower herein; (d) the occurrence of any event of default under the Note, Mortgage, Loan Agreement or Other Loan Documents; (e) if Borrower shall default in the payment of any other indebtedness of Borrower to Lender when such payment shall become due and payable; (f) if Borrower shall consent to any act or omission by Maker which requires Borrower's consent under the Security Note or Security Mortgage, without having first obtained Lender's consent thereto (which shall be granted or withheld only on the same basis as Borrower may be entitled to grant or withhold its consent, but which in any event shall not be unreasonably delayed); or (g) an event of default has occurred under the Security Note or Security Mortgage and Borrower fails to obtain title to the Mortgaged Property by foreclosure or deed-in-lieu thereof within one (1) year of the maturity date of the Security Note.

         6. Remedies on Default. Upon the occurrence of an Event of Default, or upon occurrence and during the continuance of an event which, with the giving of notice or the lapse of time, or both, would be an Event of Default, Lender, at its option, shall have the complete right, power and authority hereunder then or thereafter to exercise and enforce any or all of the following rights and remedies:





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                 a.       To collect, receive, sue for, attach, levy and
         enforce the payment of the Security Note and Security Mortgage, to give proper receipts, releases and acquittances therefor, and after deducting all necessary and proper costs and expenses of collection, as determined by Lender, including reasonable attorneys' fees, to apply the net proceeds thereof, upon any Obligations secured hereby and in such order as Lender may determine;

                 b. To declare the indebtedness evidenced by the Note, Mortgage, Loan Agreement and Other Loan Documents immediately due and payable and, at Lender's option, to exercise all of the rights and remedies accorded to Lender pursuant to law and equity, including, but not limited to, the rights of a secured party pursuant to Florida Statutes Chapter 679; and

                 c. To exercise any and all other rights and remedies accorded to Lender under the laws of the State of Florida, and in any other documents evidencing or securing the indebtedness represented by the Note, Mortgage, Loan Agreement and Other Loan Documents.

         7. Lender as Borrower's Attorney-in-Fact. The Borrower hereby designates, constitutes and appoints the Lender as Borrower's true and lawful attorney, with full power of substitution, at the sole cost and expense of the Borrower, but for the sole benefit of the Lender, either in the name of the Borrower or in the name of the Lender, to ask for, demand, collect, sue for, enforce the collection of, compromise, receive, receipt and give acquittances for, and do any and all other things and to take any and all actions with reference to the Security Mortgage, Security Note and the Proceeds thereof assigned hereunder as the Lender may deem necessary or desirable in order to realize upon the Security Mortgage, the Security Note and Proceeds thereof; including, without limitation, the power to endorse in the name of Borrower to the order of Lender, or any other person or entity, all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature received in payment or on account of the Security Mortgage, Security Note or the Proceeds thereof. It is expressly provided, however, that the Lender shall not have the right or power to do any of the acts or exercise any of the powers set forth hereinabove unless and until an Event of Default shall have occurred and be continuing, nor shall the Lender be obligated to do any of the acts or exercise any of the powers hereinabove authorized or in any way be responsible for the collection of the Security Mortgage, Security Note or the Proceeds thereof; but if the Lender in its sole discretion elects to do any act or exercise any such power during the existence of an Event of Default, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to Borrower except for willful misconduct in bad faith. All powers conferred upon the Lender in this Assignment, including those conferred elsewhere than in this Paragraph are and shall be deemed to be powers coupled with an interest and shall be irrevocable so long as this Assignment remains in effect.





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         8.      Notification and Recordation.  This Assignment shall be
recorded among the Public Records of Orange County, Florida, and a copy hereof may be mailed by Lender, certified mail, return receipt requested, to Maker. Borrower agrees to promptly notify Lender of any default under the Security Note or Security Mortgage and to send copies of any and every notice received by Borrower from Maker. Borrower agrees to execute and deliver and file such financing statements and other instruments and documents as may be required by Lender to effectuate the purposes of this Assignment.

         9. No Waiver. The failure of the Lender to avail itself of any of the terms, covenants and conditions of this Assignment for any period of time or at any time or times shall not be construed or deemed to be a waiver of any such right, and nothing herein contained, nor anything done or omitted to be done by Lender pursuant hereto shall be deemed a waiver by Lender of any of its rights and remedies hereunder or under the Note, Mortgage, Loan Agreement or Other Loan Documents, or under the laws of the State of Florida. The right of the Lender to collect the proceeds of the Security Note and to enforce the Security Mortgage or any other security therefor may be exercised by Lender, either prior to, simultaneously with, or subsequent to any action taken hereunder.

         10. Representations of Borrower. In order to induce Lender to accept this Assignment, Borrower does hereby acknowledge, warrant and represent to and in favor of Lender: (a) that Borrower is the owner and holder of the Security Note and the Security Mortgage, which are currently in full force and effect; (b) that the principal balance due under the Security Note on the date hereof is ONE MILLION THREE HUNDRED TEN THOUSAND AND NO/100 DOLLARS ($1,310,000.00) and that said indebtedness, with interest from April ___, 1995, is due from Maker to Borrower in accordance with the terms of the Security Note, free from any defense, claim, or right to set-off; (c) that Borrower is unaware of any default under the Security Note or Security Mortgage or any defense, claim, or right to set-off thereunder; (d) that there are no modifications or amendments to the Security Note or Security Mortgage, which represent the entire understanding between Maker and Borrower with respect to the loan evidenced and secured thereby; and (e) that Borrower shall not change, amend or modify the terms of the Security Note or Security Mortgage, or grant any consents or approvals thereunder, without the prior written consent of the Lender (which may be granted or withheld only on the same basis as that of Borrower).

         11. Term of Assignment. This Assignment shall terminate and Lender shall execute and deliver to Borrower a written instrument in recordable form accomplishing and evidencing the termination of this Assignment upon the earlier of (i) the payment, performance and discharge in full of all of the obligations of Borrower under the Loan; or (ii) such time as Lender shall have received the sum of Four Hundred Thousand Dollars ($400,000.00) in payment of the outstanding balance due on the Release Price for the Mortgaged Property. Lender hereby agrees that, so long as Borrower is not in default under the Loan, any payments in excess of the sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS





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($400,000.00) which are received by Lender pursuant to this Assignment shall be promptly forwarded to Borrower.

         12. Foreclosure of Security Mortgage. If an event of default occurs under the terms of the Security Note or Security Mortgage, Borrower shall promptly thereafter commence the appropriate proceedings necessary to re-acquire title to the Mortgaged Property. Borrower shall pay all costs and expenses incurred in connection with such proceedings and agrees to exercise good faith, diligent and continuous efforts in its attempt to acquire title to the Mortgaged Property. If Borrower succeeds in re-acquiring title to the Mortgaged Property and so long as the Release Price has not been paid in full, Borrower shall execute a document in form and substance reasonably acceptable to Lender and Borrower which shall spread the lien of the Mortgage to the Mortgaged Property, subject only to such title matters as exist as of the date hereof or those which Lender shall have approved. Upon the filing of the Mortgage Spreader Agreement, Borrower shall, at its sole cost and expense, deliver an endorsement to Lender's title insurance policy which shall insure the spreading of the lien of the Mortgage to the Mortgaged Property.

         13. WAIVER OF JURY TRIAL. BY THE EXECUTION HEREOF, BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES, THAT:

         (A) NEITHER THE BORROWER NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS ASSIGNMENT OR ANY DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES HERETO;

         (B) NEITHER THE BORROWER NOR LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

         (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

         (D) NEITHER THE BORROWER NOR LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND





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         (E)     THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER
INTO THIS TRANSACTION.

         14. Notices. All notices, demands or documents of any kind which Lender may be required or may desire to serve upon Borrower hereunder shall be sufficiently served by delivering same to Borrower personally or by leaving a copy of same addressed to Borrower at the address listed on Page 1 of this Assignment.

         15. Successors and Assigns. The terms, covenants, conditions and warranties contained herein and the powers granted hereby shall run with the land, shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns, and all mortgagees, lessees, sub-tenants and assigns of same, and all subsequent owners of the premises which are the subject of the Security Mortgage and all subsequent holders of the security Mortgage.

         16. Captions. All captions and headings preceding the text of separate paragraphs of this Assignment are solely for reference purposes and shall not affect the meaning, construction, interpretation or effect of the text.

         17. Applicable Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, this Assignment has been duly executed by the Lender and Borrower as of the day and year first above written.

Signed, sealed and delivered
in the presence of:
                                                  "BORROWER"
/s/ Pauline Perry                          MAJOR REALTY CORPORATION, a
----------------------------               Delaware corporation
Name: Pauline Perry
      ----------------------

/s/ Rollanda Brynjulson                    By: /s/ David L. Treadwell
----------------------------                   -------------------------------
Name: Rollanda Brynjulson                      David L. Treadwell
      ----------------------                   Chairman and C.E.O.





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STATE OF FLORIDA
COUNTY OF COLLIER

         The foregoing instrument was acknowledged before me this 24th day of April, 1995 by David L. Treadwell, as Chairman and C.E.O. of MAJOR REALTY CORPORATION, a Delaware corporation, on behalf of the corporation. He is personally known to me and did not take an oath.



                                            /s/ Pauline Perry
                                            ------------------------------------
                                            (Signature of Notary Public)

                                            Pauline Perry
                                            ------------------------------------
                                            (Typed name of Notary Public)
                                            Notary Public, State of Florida
                                            Commission No. CC 141721
                                                          ----------------------
                                            My commission expires: Oct. 18, 1995

                                                            (SEAL)





                                     8-A
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                                                   "LENDER"
/s/ Diane S. Tyre                          PNC BANK, KENTUCKY, INC., a
----------------------------               Kentucky corporation
Name: Diane S. Tyre
      ----------------------

/s/ Barbara Beyer                          By: /s/ Jeffrey S. Horsey
----------------------------                   -------------------------------
Name: Barbara Beyer                            Jeffrey S. Horsey
      ----------------------                   Vice President




STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me this 24th day of April, 1995 by Jeffrey S. Horsey, as Vice President of PNC BANK, KENTUCKY, INC., a Kentucky corporation, on behalf of the corporation. He is personally known to me and did not take an oath.


                                           /s/ Elizabeth A. Drydey
                                           -------------------------------------
                                           Notary Public
                                           Name: Elizabeth A. Drydey
                                                 -------------------------------
                                           Commission No.: CC 268880
                                                           ---------------------
                                           My Commission Expires: April 6, 1997
                                                                  --------------
                                                          (SEAL)





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